Exhibit 10.27

                           MAVERICK TUBE CORPORATION
        SECOND AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois

U.S. Bank National Association
St. Louis, Missouri

Bank of America, N.A.
St. Louis, Missouri

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Secured Credit Agreement dated as of December 28, 2000, as amended (the "Credit Agreement"), among the undersigned, Maverick Tube Corporation, a Delaware corporation (the "Borrower"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

     The Borrower, the Agent and the Banks wish to amend the definition of the term "Borrowing Base" contained in the Credit Agreement, amend the applicable margins and modify certain other terms and conditions of the Credit Agreement, all on the terms and conditions set forth in this Amendment.


SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.

     Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is amended as follows:

     1.1. The Summary Pricing Matrix appearing in Section 1.3(d) of the Credit Agreement is amended to read as follows:


--------------------------------------------------------------------------------
                             SUMMARY PRICING MATRIX
--------------------------------------------------------------------------------

                        Level I   Level II   Level III    Level IV     Level V
                        -------   --------   ---------    --------     -------
                                  Adjusted   Adjusted     Adjusted
                       Adjusted    Total       Total        Total      Adjusted
                        Total      Funded     Funded       Funded        Total
                       Funded       Debt       Debt         Debt        Funded
                        Debt       Ratio      Ratio         Ratio        Debt
                        Ratio      >1.00x    >2.00x        >2.50x       Ratio
                        <1.00x   and <2.00x and <2.50x   and <3.00x     3.00x
--------------------------------------------------------------------------------
Domestic Rate Margin    0.75%       0.75%       0.75%        0.75%        0.75%
Eurodollar Margin       1.50%       1.75%       2.00%        2.25%        2.50%
Commitment Fee          0.20%       0.25%       0.25%       0.375%       0.375%
--------------------------------------------------------------------------------
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     1.2.  Subsections  (c)  and  (d)  of the  definition  of  "Borrowing  Base"
appearing in Section 4.1 of the Credit Agreement is hereby amended to read as follows:

          "(c) the amount equal to the Gross Inventory Amount minus the Net Inventory Amount, provided that in no event shall such amount exceed (i) $10,000,000 from the date hereof up to and including June 30, 2001, (ii) $5,000,000 from July 1, 2001 up to and including September 30, 2001 and from March 31, 2002 up to and including June 30, 2002, and (iii) $0 at all other times, plus

          (d) 50% of the net book value of Eligible Equipment, provided that in no event shall such amount exceed (i) $25,000,000 from the date hereof up to and including June 30, 2002, (ii) $20,000,000 from July 1, 2002 up to and including December 31, 2002 and (iii) $15,000,000 at all times thereafter."


SECTION 2.  CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     2.1. The Borrower, the Agent and the Required Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

     2.2. The Agent shall have received copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment and the other instruments and documents contemplated hereby.

     2.3. A Guarantor's Consent for the benefit of the Banks shall have been executed and delivered by each Guarantor to the Agent, a form of which is attached hereto.

     2.4. The Borrower shall have paid to the Agent the fees payable by the Borrower pursuant to the letter agreement of even date herewith between the Borrower and the Agent, including without limitation a non-refundable fee for the ratable account of the Banks in the amount of $80,000.

     2.5. The Borrower shall be in full compliance with all of the terms and conditions of the Loan Documents and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

     2.6. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to each of the Banks and their legal counsel.


SECTION 3.  REPRESENTATIONS AND WARRANTIES.

     The Borrower, by its execution of this Amendment, hereby certifies and warrants the following:

          (a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct as of the date hereof as if made on the date hereof, except that the representations and warranties made under Section 5.2 shall be deemed to refer to the most recent annual report furnished to the Banks by the Borrower; and

          (b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder.


SECTION 4.  MISCELLANEOUS.

     4.1. The Borrower has heretofore executed and delivered to the Agent the Security Agreement and the Borrower hereby agrees that notwithstanding the execution and delivery hereof, such Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Borrower thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect, shall not be affected, impaired or discharged thereby and shall secure all of its indebtedness, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect hereto.

     4.2. Reference to this specific Amendment need not be made in any note, document, letter, certificate, any security agreement, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereby may execute this agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This agreement shall be governed by the internal laws of the State of Illinois.

     4.4. The Borrower agrees to pay all reasonable costs and expenses, including without limitation attorneys fees, incurred by the Agent and each of the Banks in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

                            [Signature Pages Follow]

Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

       Dated and effective as of January 30, 2002.


                           MAVERICK TUBE CORPORATION

                           By /s/ Gregg Eisenberg
                           --------------------------
                                  Its President

       Accepted and agreed to as of the day and year last above written.


                           HARRIS TRUST AND SAVINGS BANK,
                           individually and as Agent

                           By /s/ Haig C. Garabedian
                           --------------------------
                                  Its Vice President


                           U.S. BANK NATIONAL ASSOCIATION

                           By /s/ Eric Hartman
                           --------------------------
                                  Its Vice President


                           BANK OF AMERICA, N.A.

                           By /s/ Kevin L. Handly
                           --------------------------
                                  Its Vice President

                               Guarantor's Consent

     The undersigned, MAVERICK INVESTMENT CORPORATION and MAVERICK TUBE, L.P. have heretofore executed and delivered to the Banks a Guaranty Agreement dated December 28, 2000 (the "Guaranty"), pursuant to which the undersigned have jointly and severally guaranteed all of the indebtedness, obligations and liabilities of Maverick Tube Corporation owing to the Agent and the Banks. The undersigned hereby agree that Maverick Tube Corporation and the Banks may enter into the foregoing Amendment and the transactions contemplated thereby, and that the foregoing Amendment shall not in any way affect or impair or modify the terms or provisions of, or the obligations of the undersigned under, the Guaranty. The undersigned further agree that their consent to any further amendments to the Loan Documents, or to the foregoing Amendment or any other documents which the Banks and Maverick Tube Corporation may enter into from time to time hereafter, shall not be required as a result of this consent having been obtained.


                           MAVERICK INVESTMENT CORPORATION

                           By /s/ Gregg Eisenberg
                           --------------------------
                                  Its President


                           MAVERICK TUBE, L.P.

                           By:   Maverick Tube Corporation
                           Its:   General Partner

                           By /s/ Gregg Eisenberg
                           --------------------------
                                  Its President